                                                                    EXHIBIT 20.1

           FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-1

                          FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

     The information which is required to be prepared with respect to the Distribution Date OCTOBER 15, 1999 and with respect to the performance of the Trust during the preceding Monthly Period.

     Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A Information Regarding the Currrent Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

               1         The amount of the current monthly distribution in
                         respect of Class A Monthly Principal                                       0
                                                                                  -------------------

               2         The amount of the current monthly distribution in
                         respect of Class B Monthly Principal                                       0
                                                                                  -------------------

               3         The amount of the current monthly distribution in
                         respect of Collateral Monthly Principal                                    0
                                                                                  -------------------

               4         The amount of the current monthly distribution in
                         respect of CLASS A MONTHLY INTEREST                                4,255,000
                                                                                  -------------------

               5         The amount of the current monthly distribution in
                         respect of Class A Deficiency Amounts                                      0
                                                                                  -------------------

               6         The amount of the current monthly distribution in
                         respect of Class A Additional Interest                                     0
                                                                                  -------------------

               7         The amount of the current monthly distribution in
                         respect of CLASS B MONTHLY INTEREST                                  355,665
                                                                                  -------------------

               8         The amount of the current monthly distribution in
                         respect of Class B Deficiency Amounts                                      0
                                                                                  -------------------

               9         The amount of the current monthly distribution in
                         respect of Class B Additional Interest                                     0
                                                                                  --------------------

               10        The amount of the current monthly distribution in
                         respect of COLLATERAL MONTHLY INTEREST                               586,985
                                                                                  -------------------

               11        The amount of the current monthly distribution in
                         respect of any accrued and unpaid Collateral monthly
                         interest                                                                   0
                                                                                  -------------------

B              Information Regarding the Performance of the Trust

               1         COLLECTION OF PRINCIPAL RECEIVABLES

                         a)     The aggregate amount of Principal Collections
                                processed during the preceding Monthly Period
                                which were allocated in respect of the Class A
                                Certificates                                               84,922,408
                                                                                  -------------------

                         b)     The aggregate amount of Principal Collections
                                processed during the preceding Monthly Period
                                which were allocated in respect of the Class B
                                Certificates                                                6,948,222
                                                                                  -------------------

                         c)     The aggregate amount of Principal Collections
                                processed during the preceding Monthly Period
                                which were allocated in respect of the
                                Collateral Interest                                        11,065,650
                                                                                  -------------------


               2         PRINCIPAL RECEIVABLES IN THE TRUST

                         a)     The aggregate amount of Principal Receivables in
                                the Trust as of the end of the day on the last
                                day of the preceding Monthly Period (ending
                                Principal Balance)                                      1,949,997,427
                                                                                  -------------------

                         b)     The amount of Principal Receivables in the Trust
                                represented by the Investor Interest of Series
                                1996-1 as of the end of the day on the last day
                                of the preceding Monthly Period                          1,115,151,821
                                                                                  -------------------

                         c)     The amount of Principal Receivables in the Trust
                                represented by the Series 1996-1 Adjusted
                                Investor Interest as of the end of the day on
                                the last day of the preceding Monthly Period             1,115,151,821
                                                                                  -------------------


                         d)     The amount of Principal Receivables in the Trust
                                represented by the Class A Investor Interest as
                                of the end of the day on the last day of the
                                preceding Monthly Period                                  920,000,000
                                                                                  -------------------

                         e)     The amount of Principal Receivables in the Trust
                                represented by the Class A Adjusted Investor
                                Interest as of the end of the day on the last
                                day of the preceding Monthly Period                       920,000,000
                                                                                  -------------------

                         f)     The amount of Principal Receivables in the Trust
                                represented by the Class B Investor Interest as
                                of the end of the day on the last day of the
                                preceding Monthly Period                                   75,273,000
                                                                                  -------------------

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
                         g)     The amount of Principal Receivables in the Trust
                                represented by the Collateral Interest as of the
                                end of the day on the last day of the preceding
                                Monthly Period                                            119,878,821
                                                                                  -------------------

                         h)     The Floating Investor Percentage with respect to
                                the preceding Monthly Period                                   56.85%
                                                                                  -------------------

                         I)     The Class A Floating Allocation with respect to
                                the preceding Monthly Period                                   46.90%
                                                                                  -------------------

                         j)     The Class B Floating Allocation with respect to
                                the preceding Monthly Period                                    3.84%
                                                                                  -------------------

                         k)     The Collateral Floating Allocation with respect
                                to the preceding Monthly Period                                 6.11%
                                                                                  -------------------

                         l)     The Fixed Investor Percentage with respect to
                                the preceding Monthly Period                              N/A
                                                                                  -------------------

                         m)     The Class A Fixed Allocation with respect to the
                                preceding Monthly Period                                  N/A
                                                                                  -------------------

                         n)     The Class B Fixed Allocation with respect to the
                                preceding Monthly Period                                  N/A
                                                                                  -------------------

                         o)     The Collateral Fixed Allocation with respect to
                                the preceding Monthly Period                              N/A
                                                                                  -------------------


               3         DELINQUENT BALANCES

                         The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                                   Aggregate                             Percentage of
                                                                   Account                               Total
                                                                   Balance                               Receivables
                          a) 35 - 64 days                                   32,093,806                                1.58%
                                                                 ----------------------                ---------------------
                          b) 65-94 days                                     15,623,563                                0.77%
                                                                 ----------------------                ---------------------
                          c) 95-124 days                                    10,933,797                                0.54%
                                                                 ----------------------                ---------------------
                          d) 125-154 days                                    8,114,790                                0.40%
                                                                 ----------------------                ---------------------
                          e) 155 or more days                                6,581,857                                0.32%
                                                                 ----------------------                ---------------------
                          Total                                             73,347,813                                3.62%
                                                                 ----------------------                ---------------------

               4         CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

                         a)     The Aggregate Credit Loss Amount for the
                                preceding Monthly Period                                    4,388,407
                                                                                  -------------------

                         b)     The Class A Credit Loss Amount for the preceding
                                Monthly Period                                              3,620,435
                                                                                  -------------------

                         c)     The Class B Credit Loss Amount for the preceding
                                Monthly Period                                                296,218
                                                                                  -------------------

                         d)     The Collateral Credit Loss Amount for the
                                preceding Monthly Period                                      471,754
                                                                                  -------------------

               5         INVESTOR CHARGE OFFS

                         a)     The aggregate amount of Class A Investor Charge
                                Offs for the preceding Monthly Period                               0
                                                                                  -------------------

                         b)     The aggregate amount of Class A Investor Charge
                                Offs set forth in 5(a) above per $1,000 of
                                original certificate principal amount                               0
                                                                                  -------------------

                         c)     The aggregate amount of Class B Investor Charge
                                Offs for the preceding Monthly Period                               0
                                                                                  -------------------

                         d)     The aggregate amount of Class B Investor Charge
                                Offs set forth in 5(c above per $1,000 of
                                original certificate principal amount                               0
                                                                                  -------------------


                         e)     The aggregate amount of Collateral Charge Offs
                                for the preceding Monthly Period                                    0
                                                                                  -------------------

                         f)     The aggregate amount of Collateral Charge Offs
                                set forth in 5(e) above per $1,000 of original
                                certificate principal amount                                        0
                                                                                  -------------------


                         g)     The aggregate amount of Class A Investor Charge
                                Offs reimbursed on the Transfer Date immediately
                                preceding this Distribution Date                                    0
                                                                                  -------------------

                         h)     The aggregate amount of Class A Investor Charge
                                Offs set forth in 5(g) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately preceding this
                                Distribution Date                                                   0
                                                                                  -------------------


                         i)     The aggregate amount of Class B Investor Charge
                                Offs reimbursed on the Transfer Date immediately
                                preceding this Distribution Date                                    0
                                                                                  -------------------

                         j)     The aggregate amount of Class B Investor Charge
                                Offs set forth in 5(I) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately preceding this
                                Distribution Date                                                   0
                                                                                  -------------------

                         k)     The aggregate amount of Collateral Charge Offs
                                reimbursed on the Transfer Date immediately
                                preceding this Distribution Date                                    0
                                                                                  -------------------

                         l)     The aggregate amount of Collateral Charge Offs
                                set forth in 5(k) above per $1,000 original
                                certificate principal amount reimbursed on the
                                Transfer Date immediately preceding this
                                Distribution Date                                                   0
                                                                                  -------------------


               6         INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO
                         SERIES 1996-1)

                         a)     The amount of the Class A Servicing Fee payable
                                by the Trust to the Servicer for the preceding
                                Monthly Period                                                958,333
                                                                                  -------------------

                         b)     The amount of the Class B Servicing Fee payable
                                by the Trust to the Servicer for the preceding
                                Monthly Period                                                 78,409
                                                                                  -------------------

                         c)     The amount of the Collateral Servicing Fee
                                payable by the Trust to the Servicer for the
                                preceding Monthly Period                                      124,874
                                                                                  -------------------

                         d)     The amount of Servicer Interchange (.75%)
                                payable by the Trust to the Servicer for the
                                preceding Monthly Period                                      696,970
                                                                                  -------------------

               7         REALLOCATIONS

                         a)     The amount of Reallocated Collateral Principal
                                collections with respect to this Distribution
                                Date                                                                0
                                                                                  -------------------

                         b)     The amount of Reallocated Class B Principal
                                collections with respect to this Distribution
                                Date                                                                0
                                                                                  -------------------

                         c)     The COLLATERAL BALANCE as of the close of
                                business on this Distribution Date                        119,878,821
                                                                                  -------------------


                         d)     The CLASS B INVESTOR BALANCE as of the close of
                                business on this Distribution Date                         75,273,000
                                                                                  --------------------

               8         FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
                         ALLOCABLE TO SERIES 1996-1

                         a)     The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                preceding Monthly Period which were allocated in
                                respect of the Class A Certificates                        15,017,173
                                                                                  -------------------

                         b)     The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                preceding Monthly Period which were allocated in
                                respect of the Class B Certificates                         1,228,682
                                                                                  -------------------

                         c)     The aggregate amount of Collections of Finance
                                Charge Receivables processed during the
                                preceding Monthly Period which were allocated in
                                respect of the Collateral Interest                          1,956,784
                                                                                  -------------------

               9         PRINCIPAL FUNDING ACCOUNT

                         a)     The principal amount on deposit in the Principal
                                Funding Account on or before the Transfer Date
                                of the preceding Monthly Period                                     0
                                                                                  -------------------


                         b)     The Accumulation Shortfall with respect to the
                                preceding Monthly Period                                            0
                                                                                  -------------------
                         c)     The Principal Funding Investment Proceeds
                                deposited in the Finance Charge Account on or
                                before the Transfer Date of the preceding
                                Monthly Period                                                      0
                                                                                  -------------------

                         d)     The amount of all or the portion of the Reserve
                                Draw Amount deposited in the Finance Charge
                                Account on or before the Transfer date of the
                                preceding Monthly Period from the Reserve
                                Account                                                             0
                                                                                  -------------------
               10        RESERVE DRAW AMOUNT

               11        AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
                         SERVICER INTERCHANGE]

                         a)     The amount of Class A Available Funds on deposit
                                in the Finance Charge Account on or before the
                                Transfer Date of the preceding Monthly Period
                                                                                           15,017,173
                                                                                  -------------------

                         b)     The amount of Class B Available Funds on deposit
                                in the Finance Charge Account on or before the
                                Transfer Date of the preceding Monthly Period
                                                                                            1,228,682
                                                                                  -------------------

                         c)     The amount of Collateral Available Funds on
                                deposit in the Finance Charge Account on the
                                preceding Transfer Date                                     1,956,784
                                                                                  -------------------


               12        PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

                         a)     The Portfolio Yield for the preceding Monthly
                                Period                                                         15.62%
                                                                                  -------------------

                         b)     The Portfolio Adjusted Yield for the preceding
                                Monthly Period                                                  9.28%
                                                                                  -------------------



 C             FLOATING RATE DETERMINATIONS

               1         LIBOR for the Interest Period ending on this
                         Distribution Date                                                   5.38000%
                                                                                  -------------------

               2         Number of days in this interest period                                    30
                                                                                  -------------------

               3         Interest Factor                                                    0.559312%
                                                                                  -------------------


D              CUSIP Numbers

               1         Class A                                                  337365AA8
                                                                                  -------------------
               2         Class B                                                  337365AB6
                                                                                  -------------------


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                          FIRST UNION DIRECT BANK, N.A.
                          SERVICER

                          By: /s/ JAMES H. GILBRAITH, II
                             ----------------------------
                             James H. Gilbraith, II
                             Managing Director
                             First Union Direct Bank, N.A.